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                                                                   EXHIBIT 10.26

                                                     Aetna Inc.
                                                     151 Farmington Avenue
                                                     Hartford, CT  06156-3124


                                                     ELEASE E. WRIGHT
                                                     Senior Vice President
                                                     Aetna Human Resources, RC3A
June 19, 2000                                        (860) 273-8371
                                                     Fax: (860) 560-8721

                                                     VIA HAND DELIVERY


Frolly M. Boyd
149 4th Avenue
Milford, CT 06460

Re:  EMPLOYMENT AGREEMENT

Dear Frolly:

This letter is to confirm the discussions we have had regarding the status of your employment agreement with Aetna Inc. (the "Company") dated as of May 7, 1996 (the "Employment Agreement"). This letter shall constitute the Company's notice not to extend the Contract Employment Period. On December 31, 2000, the Contract Employment Period shall expire and your employment with the Company shall continue thereafter on an at-will basis. As provided in the Employment Agreement, the Company's non-renewal of the Contract Employment Period shall not be considered a Termination Without Cause or a Termination for Good Reason. All terms not defined herein shall have the same meanings as set forth in the Employment Agreement.


Respectfully,



AETNA INC.



By:   /s/ Elease E. Wright
    ---------------------------------------
    Elease E. Wright